CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                SCAN-OPTICS, INC.

         Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"), Scan-Optics, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

FIRST:   The name of the Corporation is Scan-Optics, Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") was originally filed with the Secretary of State of the State of Delaware on July 16, 2004.

THIRD: On November 8, 2005, the board of directors of the Corporation duly adopted a resolution setting forth the following amendment to the Certificate of Incorporation (the "Amendment"):

         That the first and second sentences of Article Seventh, Section 1 of the Certificate of Incorporation be amended to read in its entirety as follows:

         "The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman of the Board of Directors, if any, the President, the Treasurer, the Secretary, and other principal officers of the Corporation, shall be vested in a Board of Directors of no fewer than one nor more than nine directors. The directors of the Corporation shall be divided into three classes, namely, Classes I, II and III, as nearly equal in number as possible."

FOURTH: On February 3, 2006, at a special meeting of the stockholders of the Corporation, duly held and called upon notice in accordance with Section 222 of the DGCL, the requisite number of shares as required by statute and the Certificate of Incorporation were voted for the Amendment.

FIFTH:   This Amendment was duly adopted in accordance with the provisions of
Section 242 of the DGCL.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be signed pursuant to Section 103(a)(2) of the DGCL by the undersigned duly authorized officer of the Corporation, as of the 3rd day of February, 2006.


                                             SCAN-OPTICS, INC.


                                             By: /s/ Scott Schooley
                                                 -----------------------
                                                 Name:  Scott Schooley
                                                 Title: President and Secretary